DREYFUS GLOBAL GROWTH FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    Your Fund recorded a total return of 11.95% for the fiscal year ended December 31, 1996,* somewhat below the total return of 13.48% for the Morgan Stanley Capital International World Index for the year.**
    Dreyfus Global Growth lagged the World Index principally due to its higher weighting in Japan and its lower weighting in the U.S. As the U.S. performed much better than Japan over the period, this dual investment decision was the primary reason for your Fund's underperformance versus the World Index. Global Growth's European investments were near an "index weight" for most of the year, and the European portion of the portfolio was well diversified among six to twelve different markets. These included principally the U.K., Germany, France, the Netherlands, and Switzerland. Positions in Italy, Sweden, Finland, Norway, Portugal, Ireland and Spain were also held at various times during the year. European investments contributed positively to performance for the year. Taken as a whole, the Fund's emerging market investments contributed positively to performance for the year. Hong Kong was the standout.
INVESTMENT APPROACH
    Since assuming management of the Dreyfus Global Growth Fund early in 1996, I have employed the investment style developed during my twelve years of experience in international investment management. My consistent approach to managing your Fund is explained below. The latter portion of this letter details my current strategy for the Dreyfus Global Growth Fund.
    My investment process is designed to deliver to investors a portfolio that includes a wide variety of holdings in 15 to 25 markets around the world, exposure to rapidly growing emerging markets when they are attractive for investment, and active currency management. The crucial challenge for a global investor is how to judge the relative attractiveness of various markets when there are scores to choose from. I address this challenge by evaluating information on growth, valuation, interest rates, liquidity, technical factors and currency in each of the world's major markets. My work in these areas is driven by PC-based tools I have developed over time. Markets and industry sectors will be overweighted, underweighted or market weighted relative to those of the Morgan Stanley Capital International World Index. Presently, my strategy is to overweight or underweight markets and industry sectors by no more than 70%, with two exceptions. First, the two largest markets in the world, the U.S. and Japan, have a 50% to 150% weighting band. The second exception is the asset class of emerging markets. While these markets comprise only 4% of the World Index, the Global Growth Fund may invest up to 20% of its assets in this area when significant opportunities present themselves. The reason for this policy is twofold. First, emerging markets have the highest secular GDP and EPS growth rates in the world and I believe a global portfolio should offer shareholders substantial exposure to this long-term opportunity. Second, emerging markets often reach valuation extremes seldom seen in more developed equity markets.
    In the investment process I have developed, stocks are managed in a disciplined way. I search for stocks expected to have higher earnings growth rates than the market in which they trade. Attractive companies often have made a corporate change in management, strategy or business structure that will positively alter their future growth rate. Stocks purchased also need to have attractive valuations both relative to their own history and that of the local market. Companies are sold when growth is forecast to fall below my own or consensus estimates, the valuation target is reached or the weighting in that market reduced as a result of an asset allocation decision.
    Generally, foreign currencies are at least partially hedged, where practicable, when I believe that a given currency has 10% or more downside risk against the U.S. Dollar over the next 12 to 18 months.

MARKET OVERVIEW AND CURRENT OUTLOOK
U.S.A.
    The American stock market roared ahead for the second consecutive year in 1996, producing a return of 22.95% as measured by the S&P 500 Index.*** In my mid-year letter I expressed concern about a number of factors _ slowing earnings growth, neutral valuation, and an end of the trend toward lower interest rates _ that might cause U.S. market performance to moderate . While earnings have slowed and interest rates have moved into a trading range, the market has continued to perform well. The Global Growth Fund held 22%-25% of its assets in U.S. equities for most of 1996 compared to 40% for the World Index. A higher commitment to U.S. stocks could have produced higher returns for the Fund. Nevertheless, your Fund did benefit from strong performances in a number of U.S. industry groups during 1996. Chief among these were technology and health care. Individual stocks such as disk drive producer Seagate Technology and the networking company Cisco Systems as well as pharmaceutical maker Warner Lambert made notable contributions to overall returns.
    After two years of very strong returns in the U.S. stock market, many market observers continue to expect at least a "rest period" or a correction in the uptrend. Rarely has the U.S. market moved ahead consistently for six years _ as it has since 1991_without such a broad-based correction. I hasten to add that corrections have occurred in individual stock groups on a regular basis. Some professional investors refer to these as "internal corrections" in the overall market. Your Fund has taken the opportunity in recent months to acquire stocks in industry groups that have gone through such a correction phase. Two of these areas are discussed below.
    Energy is an area of the world economy that has been in the doldrums for 15 years, following the huge price surges of the seventies and early eighties. The tenfold increase in oil prices between the early seventies and early eighties made it very attractive for producers to drill new wells and even develop higher-cost supplies that had been uneconomic at previously low oil prices. This huge investment in new supplies caused the price of oil and its companion fuel, natural gas, to remain weak for most of the eighties and early nineties. As a result the stock prices of oil and gas companies and so-called oil service companies (which help oil and gas companies explore for and develop new resources) lagged the market for most of the period.
Recently, supply and demand for oil and gas products appear to have returned to a more reasonable balance. As a result, oil and gas prices have moved up meaningfully in the last year and the stock prices of energy companies have performed well. Energy, in my view, remains an area appropriate for investment emphasis by your Fund. The Fund's investments in the energy industry have increased over the last few months of the fiscal year. Most importantly, a significant position has been established in the industry's technology leader, Schlumberger.
    Another area of the U.S. market that I believe has offered renewed opportunities over the last few months is technology. Americans lead the world in important portions of technology such as software and networking. When market corrections occur in various portions of the broad technology group, the Global Growth fund team reassesses the fundamental growth outlook for that area and decides whether to increase its investment. A recent investment based on this continuing process is the networking company Cabletro n Systems, which was added to the portfolio following a correction in the stock price.
All in all, I remain constructive with respect to long-term prospects for the U.S. stock market and expect to further increase U.S. exposure in your Fund if the right opportunities present themselves.

JAPAN
    Late in 1996 the Global Growth Fund reduced its weight in the Japanese market from an overweight position relative to the World Index to a neutral one. The reason for this tactical change had less to do with fundamentals, which in our view continued to improve, and more to do with two of the market factors, liquidity and technical analysis, that are among the six guidelines our investment process uses in analyzing various stock markets around the world. Both liquidity and the market's technical position deteriorated late in the fourth quarter of 1996. Subsequent to the reduction of Japanese exposure in the Global Growth Fund the main Nikkei Index in Tokyo declined sharply in the last few trading sessions of 1996.
    Nevertheless, the Fund's large position in Japan was a major contributor to the Fund's underperformance relative to the World Index for the year in 1996. The Fund's overweighting in Japan was based on the following factors:
    1. Corporate Japan has reported some of the strongest earnings of any major market in the world.
    2. Interest rates have been and may remain low.
    3. The market has remained attractively priced when compared to its own valuation history.
    4. The recent weakening of the Yen is positive for Japanese export-oriented companies.
    The list above encompasses many of the ingredients I have found in other bull markets over the years. What's been missing? In a word, confidence. Japanese investors have suffered through a long bear market since the Nikkei Index peaked at nearly 40,000 in late 1989. At its peak the Japanese market was about twice as high as it now stands. Following a banking crisis, a period of falling consumer prices, two false starts toward economic recovery, and a good deal of political turmoil, Japanese investors are having a difficult time focusing on the positive future rather than the recent, unpleasant past. Nevertheless, my team and I have seen a good deal of growth in Japanese companies, growth that is available at stock prices that are very reasonable in the context of the Japanese market.
EUROPE
    Your Fund is growth oriented. In Europe these days, my staff and I find that many of the growth stocks fall into three categories.
    One area is the "new growth company." Europe is spawning a large number of new mid-sized growth companies that are either being spun out of larger companies or made available to investors for the first time through initial public stock offerings. Just in the last month my team has considered companies in the computer software, temporary employment, consumer branded, cellular telephone, leisure, and electronics businesses for inclusion in your Fund. Many of these stocks offer more or less "pure plays" on some of the faster growing areas of the European economy. Stocks held in your Fund in this area during 1996 included the U.K. company Thistle Hotels, Portuguese building products leader Cimpor Cimentos De Portugal, and the Swedish engineering concern Garphyttan Industries.
    Another area of continuing interest is the restructuring of more mature companies. Europe will not become like the U.S. nor America like Europe. But some European companies are taking cues from their U.S. counterparts that may lead to enhanced stock performance over the next few years. Dreyfus Global Growth holdings in Europe during 1996 featured the French conglomerate Generale Des Eaux and the German consumer products/specialty chemicals group Henkel. Lastly, I have positioned your Fund in a way that is intended to benefit from major structural changes occurring in Europe's economy. Telecommunications is being deregulated. Important changes are taking place in all aspects of the media_television, cable television, newspapers, movie distribution, and the internet. Holdings in this area during 1996 included Norwegian-based Nordic media leader Schibsted and the fast growing U.K. satellite television company British Sky Broadcasting Group. These are but two examples of industries undergoing rapid change. Your Fund seeks investments in growing companies driving the change in each of these areas, not defending themselves against it.

EMERGING MARKETS
    Investments in selected emerging markets contributed positively to the performance of your Fund relative to the World Index during 1996. The highlight of your Fund's emerging markets investments during 1996 was Hong Kong, which was overweight for nearly all of 1996. This British Crown possession will be reunited with China in July, 1997. The prospect of participating in the People's Republic of China's 10% economic growth rate (which is some five times higher than the current U.S. growth rate) helped pro pel the Hong Kong Hang Seng Index to a 33.5% gain in 1996. Stocks in which your Fund held core positions such as the Asian financial services giant Hong Kong & Shanghai Bank and real estate developer and owner Cheung Kong were powerful market leaders in the advance. Shanghai Industrial Holdings and
China Resources Enterprises were also extremely strong Hong Kong market performers that contributed to Global Growth Fund performance. These two are part of a group of stocks called "red chips" because their business is almost exclusively in fast growing China. They are viewed in the marketplace as
"pure plays" on the rapidly developing Chinese economy. These investments contributed strongly to overall performance.
    The Dreyfus Global Growth Fund also held investments in Mexico, Indonesia and Singapore that contributed positively to Fund performance for the year, while Thailand and the Philippines lagged.
    Half a world away in Latin America your Fund had investments in that continent's sleeping giant, Brazil. This huge country of 150 million people is now two and one half years into a reform process that has seen inflation fall drastically, the government make substantial progress in attacking the nation's debt load, and the ongoing privatization of large portions of the economy previously owned by the central, state and even local governments.
The Brazilian market was an outstanding performer, up 51%, in 1996.
    Emerging markets could present a special opportunity to growth-oriented investors, but we all need to keep in mind that they are riskier and more volatile than stocks in more mature markets such as Germany, the Netherlands and the U.S. For this reason valuation levels need to be watched even more closely than in other areas of the world.
    This is my first annual letter to shareholders of Dreyfus Global Growth.
I greatly appreciate your investment in the Fund and will continue to manage the Fund toward its goal of long-term capital growth.
                              Sincerely,
                          [Ron Chapman signature logo]
                              Ron Chapman
                              Portfolio Manager
January 17, 1997
New York, N.Y.
*  Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. _ Unlike the Fund which may invest in various types of securities and engage in different investment techniques, the Morgan Stanley Capital International World Index is an arithmetical average weighted by market value of the performance of some 1,400 securities listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. The index is unmanaged and includes net dividends reinvested.
***    SOURCE: LIPPER ANALYTICAL SERVICES, INC. _ Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

DREYFUS GLOBAL GROWTH FUND                                                                     DECEMBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS GLOBAL GROWTH
FUND AND THE
MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX
[Exhibit A:
Dollars
$31,838
Dreyfus Global Growth
Fund
$22,364
Morgan Stanley Capital
International
World Index*
*Source: Lipper Analytical Services, Inc.]
Average Annual Total Returns
                        One Year Ended               Five Years Ended          From Inception (4/10/87)
                      December 31, 1996             December 31, 1996            to December 31, 1996
                     ____________________           ____________________        ______________________
                            11.95%                        6.61%                         12.64%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Global Growth Fund on 4/10/87 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International World Index on that date. For comparative purposes, the value of the Index on 3/31/87 is used as the beginning value on 4/10/87. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Morgan Stanley Capital International World Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index of global stock market performance, including the United States, Canada, Europe, Australia, New Zealand and the Far East and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS GLOBAL GROWTH FUND
STATEMENT OF INVESTMENTS                                                                            DECEMBER 31, 1996
Common Stocks_98.1%                                                                                 Shares            Value
                                                                                                     ______           ______
  Brazil_1.5%                        Centrais Eletricas Santa Catarina                (a)             8,000    $     732,000
                                     Telecomunicacoes Brasileiras SA, A.D.R.                          9,400          719,100
                                                                                                                      ______
                                                                                                                   1,451,100
                                                                                                                      ______
  Canada_1.3%                        Ranger Oil.......................                              130,000        1,283,750
                                                                                                                      ______
  China_1.6%                         China Overseas Land & Investment..                             500,000          253,733
                                     China Resources Enterprises............                        200,000          449,932
                                     New World Infrastructure.............        (b)               100,000          292,197
                                     Shanghai Industrial Holdings.........        (b)               150,000          546,900
                                                                                                                      ______
                                                                                                                   1,542,762
                                                                                                                      ______
  Finland_.6%                        Cultor Oy, Ser. 1................                               11,000          597,826
                                                                                                                      ______
  France_5.6%                        Elf Aquitaine....................                                7,500          682,514
                                     Generale Des Eaux......................                         10,000        1,238,921
                                     Groupe AB SA, A.D.R....................                         64,000          920,000
                                     Lafarge SA.............................                         10,000          599,807
                                     Michelin, Cl. B........................                         20,000        1,079,383
                                     Thomson................................                         25,000          810,693
                                                                                                                      ______
                                                                                                                   5,331,318
                                                                                                                      ______
  Germany_.9%                        Continental AG..................                                43,000          772,939
                                     Henkel KGaA............................                          2,500          119,727
                                                                                                                      ______
                                                                                                                     892,666
                                                                                                                      ______
  Hong Kong_7.1%                     Cheung Kong Holdings..........                                 120,000        1,066,649
                                     Guanghan Holdings......................                        276,000          237,300
                                     HKR International......................                        200,000          337,449
                                     HSBC Holdings..........................                         60,000        1,283,858
                                     Henderson Land Development.............                         50,000          504,234
                                     Hong Kong & China Gas..................                        300,000          579,869
                                     Hong Kong Telecommunications, A.D.R....                         55,000          893,750
                                     Hutchison Whampoa......................                         75,000          589,081
                                     Hysan Development......................                        190,000          756,609
                                     Hysan Development (warrants)...........                          9,500            8,597
                                     Sun Hung Kai Properties................                         45,000          551,263
                                                                                                                      ______
                                                                                                                   6,808,659
                                                                                                                      ______
  Ireland_1.0%                       Bank of Ireland.................                               110,000        1,001,917
                                                                                                                      ______
  Italy_3.4%                         Fiat SPA..........................                             300,000          903,359
                                     Istituto Nazionale delle Assicurazioni.                        400,000          526,745
                                     Parmalat Finanziaria SPA...............                      1,200,000        1,833,992
                                                                                                                      ______
                                                                                                                   3,264,096
                                                                                                                      ______
  Japan_22.7%                        Advantest........................                                1,500           70,367
                                     Bank of Tokyo-Mitsubishi...............                         30,000          557,235
                                     DDI.........................................                       140          926,479
                                     Daikin Industries......................                        120,000        1,067,818
                                     Daiwa Securities.......................                         51,000          453,822

DREYFUS GLOBAL GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        DECEMBER 31, 1996
Common Stocks (continued)                                                                           Shares            Value
                                                                                                     ______           ______
  Japan (continued)                  Eisai......................                                     30,000    $     590,928
                                     Fuji Bank..............................                         23,000          335,809
                                     Fuji Photo Film........................                         23,000          759,049
                                     Industrial Bank of Japan...............                         37,000          642,505
                                     Ishikawajima-Harima Heavy Industries...                        113,000          502,764
                                     Laox........................................                    36,500          554,989
                                     Maruzen................................                         31,000          299,956
                                     Matsushita Communications Industrial...                         33,000          855,291
                                     Matsushita Kotobuki Electric Industrial                         25,000          652,267
                                     Minebea................................                        120,000        1,003,542
                                     Mitsubishi Heavy Industries............                         62,000          492,786
                                     Mitusi & Co............................                         94,000          763,369
                                     NKK.........................................   (b)             171,000          385,580
                                     Namco..................................                         20,000          613,390
                                     Nichiei.....................................                    15,000        1,107,975
                                     Nitto Electric Works...................                         73,000        1,236,172
                                     Rohm........................................                    13,000          853,563
                                     Sankyo.................................                         30,000          850,107
                                     Sekisui House..........................                         70,000          713,606
                                     Shiseido...............................                         80,000          926,133
                                     Sony........................................                    13,000          852,440
                                     Sumitomo Bank..........................                         25,000          360,691
                                     TDK.........................................                    14,000          913,174
                                     Takashimaya............................                         64,000          768,552
                                     Tokyo Style............................                         55,000          769,762
                                     Toyota Motor...........................                         33,000          949,373
                                                                                                                      ______
                                                                                                                  21,829,494
                                                                                                                      ______
  Malaysia_3.5%                      Commerce Asset Holding Berhad..                                 40,000          300,930
                                     DCB Holdings Berhad....................                         75,000          256,879
                                     KFC Holdings Berhad....................                        125,000          514,749
                                     Road Builder Holdings Berhad...........                         50,000          283,112
                                     Tenaga Nasional Berhad.................                        415,000        1,988,319
                                                                                                                      ______
                                                                                                                   3,343,989
                                                                                                                      ______
  Mexico_0%                          Grupo Financiero, Cl. B............                              2,407            8,211
                                                                                                                      ______
  Netherlands_4.9%                   Goudsmit NV.................                                     6,000          534,567
                                     Philips Electronics....................                         23,000          931,443
                                     PolyGram NV............................                         20,000        1,018,223
                                     Schlumberger...........................                         10,000          998,750
                                     Vnu-Vernigde Nederlandse Uitgeversbedrijven
                                       Verenigd Bezit.......................                         60,000        1,253,109
                                                                                                                      ______
                                                                                                                   4,736,092
                                                                                                                      ______
  Norway_.6%                         Schibsted ASA.....................                              30,000          553,201
                                                                                                                      ______
  Philippines_1.0%                   Ayala Land..................                                   262,500          299,429
                                     Filinvest Land.......................        (b)               500,000          155,893

DREYFUS GLOBAL GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   DECEMBER 31, 1996
Common Stocks (continued)                                                                           Shares            Value
                                                                                                     ______           ______
DREYFUS GLOBAL GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    DECEMBER 31, 1996
Common Stocks (continued)                                                                           Shares           Value
                                                                                                     ______           ______
  Philippines (continued)            Manila Electric, Cl. B                                          45,500    $     371,958
                                     Pilipino Telephone...................        (b)               200,000          169,201
                                                                                                                      ______
                                                                                                                     996,481
                                                                                                                      ______
  Portugal_.9%                       Cimpor Cimentos de Portugal.....                                38,000          817,557
                                                                                                                      ______
  Sweden_1.9%                        Garphyttan Industrier AB.........                               65,700          854,868
                                     Skandia Group Forsakrings AB...........                         34,000          959,356
                                                                                                                      ______
                                                                                                                   1,814,224
                                                                                                                      ______
  Switzerland_1.9%                   Elektrowatt AG, Cl. B.......                                     1,400          556,243
                                     Novartis AG..........................        (b)                 1,100        1,257,025
                                                                                                                      ______
                                                                                                                   1,813,268
                                                                                                                      ______
  United Kingdom_10.5%               British Sky Broadcasting Group PLC                             190,000        1,704,965
                                     Grand Metropolitan PLC.................                        205,000        1,614,887
                                     Great Universal Stores PLC.............                        100,000        1,048,050
                                     Lucas Varity PLC.......................                         26,500        1,007,000
                                     Misys PLC..............................                          6,900          131,278
                                     Serco Group PLC........................                         13,600          156,741
                                     Telewest PLC.........................        (b)               300,000          642,187
                                     Thistle Hotels.........................                        430,000        1,336,520
                                     Vodafone Group PLC...................        (b)               580,000        2,453,327
                                                                                                                      ______
                                                                                                                  10,094,955
                                                                                                                      ______
  United States_27.2%                AT&T.....................                                       15,000          652,500
                                     AlliedSignal...........................                         18,800        1,259,600
                                     America Online.......................        (b)                20,000          665,000
                                     American Home Products.................                         14,000          820,750
                                     Cabletron Systems......................                         42,000        1,396,500
                                     Chubb.......................................                    20,000        1,075,000
                                     Cisco Systems..........................                         15,000          954,375
                                     Culligan Water Technologies..........        (b)                25,000        1,012,500
                                     Digital Equipment....................        (b)                20,000          727,500
                                     Disney (Walt)..........................                         20,000        1,392,500
                                     Host Marriott........................        (b)                50,000          800,000
                                     Landstar Systems.....................        (b)                60,000        1,395,000
                                     Lucent Technologies....................                          4,861          224,821
                                     Lyondell Petrochemical.................                         50,000        1,100,000
                                     McDonald's.............................                         20,000          905,000
                                     Mead........................................                    18,000        1,046,250
                                     Millipore..............................                         25,000        1,034,375
                                     Monsanto...............................                         25,000          971,875
                                     Murphy Oil.............................                         20,000        1,112,500
                                     Parker-Hannifin........................                         15,000          581,250
                                     Seagate Technology...................        (b)                20,000          790,000
                                     Sears, Roebuck & Co....................                         35,000        1,614,375
                                     Talbots.....................................                    45,000        1,288,125
                                     Warner-Lambert.........................                         16,000        1,200,000

DREYFUS GLOBAL GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     DECEMBER 31, 1996
Common Stocks (continued)                                                                            Shares           Value
                                                                                                     ______           ______

  United States (continued)          Westinghouse Electric                                           60,000     $  1,192,500
                                     Witco.......................................                    30,000          915,000
                                                                                                                      ______
                                                                                                                  26,127,296
                                                                                                                      ______
                                     TOTAL COMMON STOCKS
                                       (cost $89,537,335)...................                                     $94,308,862
                                                                                                                      ======
Preferred Stocks_1.2%
  Brazil_.5%                         Telecomunicacoes do Rio de Janerio SA        (b)             3,800,000    $     480,906
  Germany_.7%                        Henkel KGaA......................                               14,500          727,352
                                                                                                                      ______
                                     TOTAL PREFERRED STOCKS
                                       (cost $973,016)......................                                    $  1,208,258
                                                                                                                      ======
                                                                                                    Principal
Short-Term Investments_3.3%                                                                          Amount
                                                                                                     ______
  U.S. Treasury Bills:               4.95%, 3/6/1997.........                                  $  2,557,000     $  2,534,447
                                     4.91%, 3/13/1997.......................                        605,000          599,077
                                                                                                                      ______
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $3,133,640)....................                                    $  3,133,524
                                                                                                                      ======
TOTAL INVESTMENTS (cost $93,643,991)........................................                         102.6%      $98,650,644
                                                                                                     ======           ======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                          (2.6%)    $ (2,474,397)
                                                                                                     ======           ======
NET ASSETS..................................................................                         100.0%      $96,176,247
                                                                                                     ======           ======

Notes to Statement of Investments:
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, this security amounted to $732,000 or .76% of net assets.
    (b)  Non-income producing.











SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                      DECEMBER 31, 1996
                                                                                                         Cost        Value
                                                                                                       ______        ______
ASSETS:                          Investments in securities_See Statement of Investments           $93,643,991   $98,650,644
                                 Cash.......................................                                         97,345
                                 Dividends receivable.......................                                         168,641
                                 Prepaid expenses...........................                                         10,475
                                                                                                                     ______
                                                                                                                 98,927,105
                                                                                                                     ______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       86,955
                                 Due to Distributor.........................                                           1,797
                                 Payable for investment securities purchased                                      2,296,015
                                 Net unrealized depreciation on forward
                                   currency exchange contracts_Note 4(a)....                                         222,745
                                 Payable for shares of Beneficial Interest redeemed                                  23,310
                                 Accrued expenses...........................                                         120,036
                                                                                                                     ______
                                                                                                                  2,750,858
                                                                                                                     ______
NET ASSETS..................................................................                                     $96,176,247
                                                                                                                     ======
REPRESENTED BY:                  Paid-in capital............................                                     $92,182,380
                                 Accumulated distributions in excess of
                                   investment income_net....................                                        (134,021)
                                 Accumulated net realized gain (loss) on investments,
                                   forward currency exchange contracts
                                   and foreign currency transactions........                                        (655,599)
                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments, forward currency exchange contracts
                                   and foreign currency transactions........                                       4,783,487
                                                                                                                    ______
NET ASSETS..................................................................                                    $96,176,247
                                                                                                                     ======
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                      2,778,227
NET ASSET VALUE, offering and redemption price per share....................                                         $34.62
                                                                                                                        ===



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL GROWTH FUND
STATEMENT OF OPERATIONS                                                                       YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $156,102 foreign taxes
                                     withheld at source)....................                   $  1,617,547
                                 Interest...................................                        351,921
                                                                                                     ______
                                       Total Income.........................                                     $1,969,468
EXPENSES:                        Management fee_Note 3(a)...................                        778,330
                                 Shareholder servicing costs_Note 3(b)......                        376,350
                                 Custodian fees.............................                        110,150
                                 Professional fees..........................                         93,758
                                 Trustees' fees and expenses_Note 3(c)......                         35,689
                                 Prospectus and shareholders' reports.......                         25,451
                                 Registration fees..........................                         14,933
                                 Interest expense_Note 2....................                          3,453
                                 Miscellaneous..............................                          4,089
                                                                                                     ______
                                       Total Expenses.......................                                      1,442,203
                                                                                                                     ______
INVESTMENT INCOME_NET.......................................................                                        527,265
                                                                                                                     ______
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                    $13,179,678
                                 Net realized gain (loss) on forward currency
                                     exchange contracts
                                     Short transactions.....................                      1,356,001
                                 Net realized gain (loss) on financial futures                      430,418
                                                                                                     ______
                                     Net Realized Gain (Loss)...............                                     14,966,097
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions [including ($282,246)
                                     net unrealized (depreciation) on financial futures]                         (3,697,427)
                                                                                                                     ______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                     11,268,670
                                                                                                                     ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                    $11,795,935
                                                                                                                     ======




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                    Year Ended               Year Ended
                                                                                December 31, 1996         December 31, 1995
                                                                               __________________         __________________
OPERATIONS:
    Investment income_net...............................................          $       527,265            $     1,023,867
    Net realized gain (loss) on investments.............................               14,966,097                  5,290,747
    Net unrealized appreciation (depreciation) on investments...........               (3,697,427)                 7,171,308
                                                                                           ______                     ______
      Net Increase (Decrease) in Net Assets Resulting from Operations...               11,795,935                 13,485,922
                                                                                           ______                     ______
DIVIDENDS TO SHAREHOLDERS:
    From investment income_net..........................................                 (439,378)                    ____
    In excess of investment income_net..................................                 (134,021)                    ____
    From net realized gain on investments...............................              (14,850,060)                    ____
    In excess of net realized gain on investments.......................                 (655,599)                    ____
                                                                                           ______                     ______
      Total Dividends...................................................              (16,079,058)                    ____
                                                                                           ______                     ______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold.......................................                9,280,357                  2,940,303
    Dividends reinvested................................................               15,250,877                     ____
    Cost of shares redeemed.............................................              (28,632,556)               (45,932,630)
                                                                                           ______                     ______
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions          (4,101,322)               (42,992,327)
                                                                                           ______                     ______
          Total Increase (Decrease) in Net Assets.......................               (8,384,445)               (29,506,405)
NET ASSETS:
    Beginning of Period.................................................              104,560,692                134,067,097
                                                                                           ______                     ______
    End of Period.......................................................            $  96,176,247               $104,560,692
                                                                                           ======                     ======
Undistributed investment income (distributions in excess of
     investment income)_net....................................................... $     (134,021)            $    7,058,630
                                                                                           ______                     ______
                                                                                           Shares                    Shares
                                                                                           ______                     ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................                  231,324                     84,174
    Shares issued for dividends reinvested..............................                  443,082                     ____
    Shares redeemed.....................................................                 (724,738)                (1,319,377)
                                                                                           ______                     ______
      Net Increase (Decrease) in Shares Outstanding.....................                  (50,332)                (1,235,203)
                                                                                           ======                     ======




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL GROWTH FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Year Ended December 31,
                                                               ______________________________________________________
PER SHARE DATA:                                                  1996        1995        1994        1993        1992
                                                                  ___         ___         ___         ___         ___
    Net asset value, beginning of period.........              $36.97      $32.99      $35.66      $29.24      $30.06
                                                                  ___         ___         ___         ___         ___
    Investment Operations:
    Investment income_net........................                 .19        1.01         .33         .14         .50(1)
    Net realized and unrealized gain (loss)
      on investments.............................                4.19        2.97       (3.00)       6.28       (1.32)(1)
                                                                  ___         ___         ___         ___         ___
    Total from Investment Operations.............                4.38        3.98       (2.67)       6.42        (.82)
                                                                  ___         ___         ___         ___         ___
    Distributions:
    Dividends from investment income_net.........                (.18)         ._          ._          ._          ._
    Dividends in excess of investment income_net.                (.06)         ._          ._          ._          ._
    Dividends from net realized gain on investments             (6.22)        . _          ._          ._          ._
    Dividends in excess of net realized gain on investments      (.27)         ._          ._          ._          ._
                                                                  ___         ___         ___         ___         ___
    Total Distributions..........................               (6.73)         ._          ._          ._          ._
                                                                  ___         ___         ___         ___         ___
    Net asset value, end of period...............              $34.62      $36.97      $32.99      $35.66      $29.24
                                                                  ___         ___         ___         ___         ___
                                                                  ___         ___         ___         ___         ___
TOTAL INVESTMENT RETURN..........................               11.95%      12.06%(2)   (7.49%)(2)  21.96%(2)   (2.73%)(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets            1.39%       1.46%       1.40%       1.37%       1.50%(3)
    Ratio of interest expense and dividends on
      securities sold short to average net assets                  ._         .01%         ._         .13%        .11%
    Ratio of net investment income
      to average net assets......................                 .51%        .86%        .57%        .96%       1.67%
    Portfolio Turnover Rate......................              163.12%     225.45%     147.28%     186.97%     439.07%
    Average commission rate paid (4).............              $.0263          ._          ._          ._          ._
    Net Assets, end of period (000's Omitted)....             $96,176    $104,561    $134,067    $159,383    $111,364
(1)  Based on an average of shares outstanding at each month end.
(2)  Exclusive of sales load.
(3)  Net of expenses reimbursed.
(4)  For fiscal years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Global Growth Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    On December 15, 1995, the Fund's Trustees approved a change of the Fund's name, effective on January 1, 1996, from "Dreyfus Global Growth, L.P. (A Strategic Fund)" to "Dreyfus Global Growth Fund." Effective on January 1, 1996, the Fund was reorganized as a Massachusetts business trust under the name Dreyfus Global Growth Fund.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    Dividends in excess of investment income-net result from Federal income tax distribution requirements, primarily from foreign currency transactions. Dividends in excess of net realized gains for financial statement purposes result from Federal income tax distribution requirements, primarily losses from securities transactions incurred during the period ended December 31, 1996, which are stated for Federal income tax purposes as arising in 1997.


DREYFUS GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    Prior to January 1, 1996, the Fund was a limited partnership and was not required to distribute net investment income or realized capital gains to avoid Federal income and excise taxes. Prior years' net investment income and realized gains and losses had been allocated to shareholders and not paid, in accordance with the limited partnership structure. This resulted in a difference between financial reporting purposes versus Federal income tax purposes, with respect to the treatment of such allocated net investment income and realized gains and losses. The Fund has therefore reclassified $23,644,726 from accumulated net realized gains on investments and $7,058,630 from undistributed investment income-net to paid-in capital. During the year ended December 31, 1996, the Fund reclassified $87,887 from undistributed net investment income to undistributed net realized gains. These reclassifications had no effect on net investment income, net realized gains and net assets.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_BANK LINE OF CREDIT:
    In accordance with an agreement with a bank, the Fund may borrow up to the $10 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to the Federal Funds rate in effect from time to time. At December 31, 1996, there were no outstanding borrowings under the line of credit.
    The average daily amount of short-term debt outstanding during the period ended December 31, 1996 was $59,126, with a related weighted average annualized interest rate of 5.84%. The maximum amount borrowed at any time during the period ended December 31, 1996 was $2,760,000.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (b) The Fund adopted a Shareholder Services Plan, pursuant to which it pays the Distributor for the provision of certain services to Fund shareholders a fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 1996, the Fund was charged $259,443 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $78,373 during the period ended December 31, 1996.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 1996 amounted to $158,544,934 and $173,876,345, respectively.

DREYFUS GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    In addition, the following summarizes open forward currency exchange contracts at December 31, 1996:
                                                           Foreign                                         Unrealized
                                                           Currency                                       Appreciation
Forward Currency Sales Contracts                            Amount         Proceeds          Value      (Depreciation)
______________________________                          _____________     __________      ___________   _______________
    British Pounds, expiring 3/10/97....                    1,600,000      $2,584,480      $2,736,320      $(151,840)
    French Francs, expiring 3/10/97.....                    7,500,000       1,429,797       1,450,733        (20,936)
    French Francs, expiring 4/7/97......                    7,500,000       1,451,603        ,453,291         (1,688)
    Dutch Guilders, expiring 3/10/97....                    2,250,000       1,292,509       1,307,607        (15,098)
    Dutch Guilders, expiring 4/7/97.....                    2,250,000       1,307,000       1,313,792         (6,792)
    German Deutsche Marks, expiring 3/10/97                   800,000         515,298         522,057         (6,759)
    German Deutsche Marks, expiring 4/7/97                    800,000         522,227         523,046           (819)
    Italian Lire, expiring 3/10/97......                1,600,000,000       1,034,795       1,050,696        (15,901)
    Italian Lire, expiring 4/7/97.......                1,600,000,000       1,046,435       1,049,593         (3,158)
    Swedish Krona, expiring 3/10/97.....                    2,200,000         322,903         322,576            327
    Swedish Krona, expiring 4/7/97......                    2,200,000         323,054         323,135            (81)
                                                                                                               _____
                                                                                                           $(222,745)
                                                                                                               =====

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 1996, there were no financial futures contracts outstanding.
    (b) At December 31, 1996, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $4,783,908, consisting of $10,254,771 gross unrealized appreciation and $5,470,863 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS GLOBAL GROWTH FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Global Growth Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus Global Growth Fund, including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Growth Fund at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
February 18, 1997


DREYFUS GLOBAL GROWTH FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended December 31, 1996:
    _the total amount of taxes paid to foreign countries was $156,102.
    _the total amount of income sourced to foreign countries was $475,941. For Federal tax purposes the Fund hereby designates $2.98 per share as a long-term capital gain distribution of the $6.73 per share paid on December 23, 1996. The Fund also designates 4.02% of the ordinary dividends paid during the fiscal year ended December 31, 1996 as qualifying for the corporate dividends received deduction.


[Dreyfus lion "d" logo]
DREYFUS GLOBAL GROWTH FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                           033AR9612
[Dreyfus logo]
Global
Growth Fund
Annual Report
December 31, 1996